J.P. MORGAN EXCHANGE-TRADED FUNDS

JPMorgan USD Emerging Markets Sovereign Bond ETF

(the “Fund”)

(a series of J.P. Morgan Exchange-Traded Fund Trust)

Supplement dated April 11, 2024

to the current Summary Prospectus and Prospectus, as supplemented

Effective May 10, 2024, the portfolio manager information in the “Risk/Return Summary — Management” section of the Fund’s Summary Prospectus and Prospectus is hereby deleted in its entirety and replaced with the following:

Management

J.P. Morgan Investment Management Inc. (the adviser)

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Andrew Bartlett	2023	Executive Director
Supreet Khandate	2023	Vice President
Kush Purohit	2023	Associate

In addition, the “The Funds’ Management and Administration — The Portfolio Managers — USD Emerging Markets Sovereign Bond ETF” section of the Fund’ Prospectus is hereby deleted in its entirety and replaced with the following:

USD Emerging Markets Sovereign Bond ETF

The portfolio management team utilizes a team-based approach, and the Fund’s portfolio management team is comprised of Andrew Bartlett, Supreet Khandate and Kush Purohit. The team is responsible for managing the Fund on a day-to-day basis with the goal of seeking investment results that closely correspond, before fees and expenses, to the performance of the Fund’s underlying index. Each portfolio manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.

Mr. Bartlett, an Executive Director of JPMIM, is a member of the GFICC group. Based in New York, he is a portfolio manager within the Emerging Markets Debt team and is responsible for portfolio management and macroeconomic research on sovereign debt. An employee of JPMIM since 2007, he was previously part of the Fixed Income Risk Management team, focusing on risk and performance attribution analysis for global credit, high yield and emerging market debt portfolios. Prior to this, Mr. Bartlett worked at UBS Investment Bank in the OTC credit derivative settlement team. He holds a Bachelor of Arts from Lafayette College, majoring in Spanish, Economics and Business and is a CFA charterholder.

Mr. Khandate, a Vice President of JPMIM, is a member of GFICC group and a portfolio manager on the Emerging Markets Debt team. Prior to joining the firm, he worked at BlackRock from 2011 until 2023, most recently in the Fundamental Fixed Income Portfolio Management group. Mr. Khandate graduated from Columbia University in 2010 with a Master of Science in Operations Research.

Mr. Purohit, an Associate of JPMIM, is a member of the GFICC group. Based in London, he is responsible for portfolio management and research on sovereign debt within the Emerging Markets Debt team. Mr. Purohit joined the firm in 2018 and holds a Bachelor of Arts and a Master of Philosophy in Economics from Cambridge University.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS AND PROSPECTUS FOR FUTURE REFERENCE

SUP-EMSBETF-424